Exhibit 99.1

Cornerstone Bancshares, Inc.

Reports Positive Earnings for Second Quarter of 2015

CHATTANOOGA, TN – July 27, 2015 — Cornerstone Bancshares, Inc. (“Cornerstone”; OTCBB: CSBQ; CSBQP), parent company of Cornerstone Community Bank (“Bank”), reported net income of approximately $318,000 for the second quarter of 2015. While this represents a slight decrease compared with net income of approximately $409,000 for the same quarter last year, the second quarter 2015 includes approximately $474,000 in expenses related to the disposition of foreclosed assets and approximately $222,000 in merger related expenses. Cornerstone reported net income of approximately $798,000 for the six months ended June 30, 2015 compared to approximately $822,000 for the six months ended June 30, 2014. This marks the eighteenth consecutive quarter of positive earnings for Cornerstone.

Second Quarter Highlights:

Asset Quality: (June 30, 2015 compared to June 30, 2014)

•	44.9% decrease in foreclosed assets
•	68.8% decrease in non-performing loans
•	Non-performing loans to total loans ratio decreased from 1.0% to 0.3%

Core Earnings:

•	Total loans increased 6.0% from June 30, 2014 to June 30, 2015 and 4.7% from March 31, 2015 to June 30, 2015
•	Cornerstone’s net interest margin strengthened to 4.0% for the six months ended June 30, 2015 from 3.9% percent for the six months ended June 30, 2014
•	Commercial construction increased year-over-year to approximately $9.3 million at June 30, 2015 from approximately $2.3 million at June 30, 2014

Other Highlights:

•	From June 30, 2014 to June 30, 2015, total assets increased 3.7% to $436 million

“We remain focused on growing value for all of our Cornerstone stakeholders,” said Cornerstone’s Chairman Miller Welborn. “This was another solid quarter of performance and positive momentum for Cornerstone, which positions us ideally for the upcoming merger with SmartFinancial.”

On December 8, 2014, Cornerstone announced the signing of a definitive agreement to merge holding companies with SmartFinancial, Inc., parent company of SmartBank, based in Pigeon Forge, TN. At its Annual Meeting of Shareholders Meeting on June 17, 2015, Cornerstone shareholders voted in favor of approving the merger. Upon its completion, the merger is expected to create a $1 billion [approximately] holding company under the name SmartFinancial. The merged company will apply to be listed for trading on the Nasdaq Capital Market. While the banks will initially operate under their separate charters in their respective markets, plans are for the banks to eventually merge under the SmartBank name.

“This is an exciting time for Cornerstone and our shareholders,” said Welborn. “The merger gives us the size and scale to go on offense and better compete in this new banking environment,” he said. “By combining our strengths, resources and earnings potential, we are building a solid foundation for a very bright future.”

Cornerstone is a single-bank holding company, with approximately $436 million in assets, serving the Chattanooga, Tennessee MSA, with five branches throughout Chattanooga and one loan production office in Dalton, Georgia. Locally owned and locally operated, Cornerstone specializes in providing a comprehensive range of customized financial solutions for businesses and individuals.

Media & Investor Relations Contact

Frank Hughes, President & CEO

Cornerstone Bancshares, Inc.

423-385-3009

Forward-Looking Statements

Certain of the statements made in this release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of Cornerstone, SmartFinancial and their respective management regarding the companies’ strategic directions, prospects, future results and benefits of the merger, are subject to numerous risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which Cornerstone and SmartFinancial operate, governmental regulations, the ability to obtain regulatory approval, the possibility that conditions to completion of the merger will not be satisfied, the ability to complete the merger in the expected timeframe, the companies’ competitive environment, cyclical and seasonal fluctuations in their operating results, and other risks.

Cornerstone Bancshares, Inc. and Subsidiary
Second Quarter Financial Highlights
June 30, 2015 and 2014
(Unaudited)

(Amounts in thousands, except per common share data)	2015	2014	% Change
Balance Sheet Data at June 30
Total assets	$435,539	$419,911	3.7
Interest-earning assets	417,686	393,879	6.0
Loans	309,850	292,369	6.0
Foreclosed assets	7,165	12,996	(44.9)
Deposits	331,563	331,412	0.0
Other interest-bearing liabilities	54,993	46,913	17.2
Shareholders' equity	40,697	40,369	0.8
Loan to deposit ratio	93.45%	88.22%	5.9
Tier 1 leverage ratio (Bank, est)	9.51%	8.91%	6.7
Total risk-based capital ratio (Bank, est)	11.84%	13.61%	(13.0)
Outstanding common shares	6,643	6,627	0.2
Book value per common share	$3.87	$3.84	0.8
Tangible book value per common share	$3.87	$3.84	0.8
Market value per common share as of June 30	$3.98	$2.55	56.1

Loan Quality Data
Nonaccruing loans	890	2,853	(68.8)
Loans past due 90 days – accruing	-	-	-
Net charge-offs YTD	177	388	(54.4)
Allowance for loan losses	3,579	3,330	7.5
Allowance for loan losses to total loans	1.16%	1.14%
Nonperforming assets to total assets	1.85%	3.77%

Performance Data for the Year
Net income	$798	$822	(2.9)
Return on average assets	0.38%	0.39%
Return on average equity	3.92%	4.05%
Net interest margin	4.02%	3.90%
Per common share data:
Net income – basic	$-	$0.01
Net income – diluted	$-	$0.01
Common dividends	$-	$-
Preferred dividends & accretion	$786	$786
Average shares (000s):
Basic common stock	6,634	6,601
Diluted common stock	7,033	6,761
Preferred stock (actual)	600	600

Cornerstone Bancshares, Inc. and Subsidiary
Adjusted Income Pre-tax & Pre-provision (PTPP)
Net of Security Gains, Foreclosed Assets Expense, and Merger Expense

	(Unaudited)
	2015		2014			Q2-15 /
	Second	First	Fourth	Third	Second	Q2-14
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	% Chg

Net interest income	$3,977	$3,957	$3,870	$3,810	$3,856	3.1
Total noninterest income	(76)	373	3	-	244	(131.1)
Sub-total	3,901	4,330	3,873	3,810	4,100	(4.9)
Total noninterest expense	3,473	3,203	3,208	3,155	3,084	12.6
Pre-tax, pre-provision income	428	1,127	665	655	1,016	(57.9)
Net gains from sale of securiites	(113)	-	(129)	(169)	(300)	(62.3)
Merger related expenses	222	83	84	-	-	N/A
Net losses (gains) from sale of foreclosed assets	474	(73)	456	504	290	63.4
Foreclosed assets expense, net	55	58	(15)	184	73	(24.7)
Adjusted PTPP	1,066	1,195	1,061	1,174	1,079	(1.2)

Reconciliation of Non-GAAP Financial Measures	(Unaudited)
	2015		2014
	Second	First	Fourth	Third	Second
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

Pre-tax, pre-provision income	$428	$1,127	$665	$655	$1,016
Income tax expense	(198)	(298)	(253)	(250)	(257)
Provision for loan losses	88	(350)	-	-	(350)
Net income	318	479	412	405	409

Adjusted PTPP	1,066	1,195	1,061	1,174	1,079
Net gains from sale of securities	113	-	129	169	300
Merger related expenses	(222)	(83)	(84)	-	-
Net gains from sale of foreclosed assets	(474)	73	(456)	(504)	(290)
Foreclosed assets expense, net	(55)	(58)	15	(184)	(73)
Provision for loan losses	88	(350)	-	-	(350)
Income tax expense	(198)	(298)	(253)	(250)	(257)
Net income	318	479	412	405	409

Cornerstone Bancshares, Inc. and Subsidiary
Quarterly Earnings Summary

	(Unaudited)
	2015		2014			Q2-15 /
	Second	First	Fourth	Third	Second	Q2-14
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	% Chg
Interest income
Loans, including fees	$4,239	$4,198	$4,202	$4,168	$4,225	0.3
Securities and interest-bearing deposits at other financial institutions	336	347	312	327	347	(3.2)
Federal funds sold and other earning assets	7	5	6	7	10	(30.0)
Total interest income	4,582	4,550	4,520	4,502	4,582	-
Interest expense
Deposits	459	418	415	442	442	3.8
Short-term borrowings	18	22	26	19	21	(14.3)
FHLB advances and other borrowing	128	153	209	231	263	(51.3)
Total interest expense	605	593	650	692	726	(16.7)
Net interest income	3,977	3,957	3,870	3,810	3,856	3.1
(Credit) Provision for losses	(88)	350	-	-	350	(125.1)
Net interest income after the provision for loan losses	4,065	3,607	3,870	3,810	3,506	15.9
Noninterest income
Customer service fees	237	219	237	215	210	12.9
Other noninterest income	19	20	14	13	18	5.6
Net (losses) gains from sale of foreclosed assets	(474)	73	(456)	(504)	(290)	63.4
Gain on sale of assets	142	61	208	276	306	(53.6)
Total noninterest income	(76)	373	3	-	244	(131.1)
Noninterest expense
Salaries and employee benefits	1,754	1,737	1,803	1,702	1,723	1.8
Net occupancy and equipment	315	287	282	315	324	(2.8)
Depository insurance	157	155	158	163	164	(4.3)
Foreclosed asset expense, net	55	58	(15)	184	73	(24.7)
Other operating expense	1,192	966	980	791	801	48.8
Total noninterest expense	3,473	3,203	3,208	3,155	3,085	12.6
Income before income taxes	516	777	665	655	666	(22.5)
Income tax expense	198	298	253	250	257	(23.0)
Net income	$318	$479	$412	$405	$409	(22.2)

Preferred stock dividends & accretion on preferred stock discount	393	393	393	393	393	(0.1)

Net income available to common	(75)	86	19	12	16	(566.3)

Net income per common share:
Basic	$(0.01)	$0.01	$0.01	$0.00	$0.00
Diluted	$(0.01)	$0.01	$0.01	$0.00	$0.00
Average basic shares	6,639	6,629	6,627	6,627	6,627	0.2
Average common diluted shares	7,063	7,011	6,952	6,844	6,807	3.8
Performance Ratios
Return on average equity	3.12%	4.70%	4.05%	4.01%	4.02%	(22.4)
Return on average assets	0.30%	0.46%	0.40%	0.39%	0.38%	(20.4)
Net interest margin	3.98%	4.07%	3.97%	3.86%	3.89%	2.3
Average equity	40,761	40,742	40,649	40,481	40,710	0.1
Average assets	420,420	414,763	409,170	416,247	426,951	(1.5)
Average interest-earning assets	402,473	396,389	388,746	394,156	400,760	0.4

Cornerstone Bancshares, Inc. and Subsidiary

Loan Loss Allowance and Asset Quality Review

	2015		2014
	Second	First	Fourth	Third	Second
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

Allowance for loan losses
Balance at beginning of period	$3,657	$3,495	$3,474	$3,330	$3,011
(Credit) provision for loan losses	(88)	350	-	-	350
Net recoveries (charge-offs)	10	(188)	21	145	(32)
Balance at end of period	$3,579	$3,657	$3,495	$3,474	$3,330

As a % of loans	1.16%	1.24%	1.18%	1.16%	1.14%
As a % of nonperforming loans	402.01%	252.16%	122.00%	96.51%	116.72%
As a % of nonperforming assets	44.43%	36.66%	32.17%	23.81%	21.01%

Net charge-offs as a % of loans (a)	-0.01%	0.26%	-0.03%	-0.19%	0.04%

Risk element assets
Accruing troubled debt restructured	$2,778	$2,833	$3,903	$3,698	$3,787
Loans past due 30-89 days	$1,412	$107	$2,162	$2,846	$1,365

Nonaccruing loans	$890	$1,450	$2,865	$3,600	$2,853
Loans past due 90 days – accruing	-	-	-	-	-
Total nonperforming loans	$890	$1,450	$2,865	$3,600	$2,853
Foreclosed assets (b) (c)	$7,165	$8,523	$8,000	$10,994	$12,996
Total nonperforming assets	$8,055	$9,973	$10,865	$14,594	$15,849

Nonperforming loans as a % of loans	0.29%	0.49%	0.97%	1.21%	0.98%
Nonperforming assets as a % of loans and foreclosed assets	2.54%	3.27%	3.58%	4.72%	5.19%

Total loans	309,850	296,033	295,364	298,390	292,369

(a) Annualized
(b) Properties sold during 2nd Q 2015	$916
(c) Properties under contract to sell	$1,548

Cornerstone Bancshares, Inc. and Subsidiary

Net Interest Margin Analysis

Taxable Equivalent Basis

	Three months ended
	June 30
(Amounts in thousands)
Assets	2015			2014
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$303,953	$4,239	5.59%	$292,039	$4,225	5.80%
Investment securities	84,369	336	1.67%	93,074	347	1.64%
Other earning assets	14,151	8	0.23%	15,647	10	0.26%
Total earning assets	402,473	$4,583	4.58%	400,760	$4,582	4.62%
Allowance for loan losses	(3,565)			(3,112)
Cash and other assets	21,512			29,303
TOTAL ASSETS	$420,420			$426,951

Liabilities and Shareholders' Equity

Interest-bearing liabilities:
Interest-bearing demand deposits	$36,610	$11	0.12%	$28,462	$11	0.16%
Savings deposits	13,675	3	0.09%	15,054	4	0.11%
MMDA's	60,471	58	0.38%	65,740	61	0.37%
Time deposits	164,292	387	0.94%	160,174	366	0.92%

Federal funds purchased and securities sold under agreements to repurchase	19,464	18	0.37%	22,580	21	0.37%
Federal Home Loan Bank and other borrowings	31,000	129	1.67%	27,776	263	3.80%
Total interest-bearing liabilities	325,512	606	0.75%	319,786	726	0.91%
Net interest spread		$3,977	3.83%		$3,856	3.71%
Noninterest-bearing demand deposits	53,044			65,528
Accrued expenses and other liabilities	1,103			927
Shareholders' equity	40,761			40,710
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$420,420			$426,951
Net yield on earning assets			3.98%			3.89%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		14			33
Total adjustment		14			33

Cornerstone Bancshares, Inc. and Subsidiary
Net Interest Margin Analysis
Taxable Equivalent Basis
	Six months ended
	June 30
(Amounts in thousands)
Assets		2015			2014
	Average	Income/	Yield/	Average	Income/	Yield/
Earning assets:	Balance	Expense	Rate	Balance	Expense	Rate
Loans, net of unearned income	$299,565	$8,437	5.68%	$291,935	$8,321	5.75%
Investment securities	86,504	683	1.66%	94,513	777	1.81%
Other earning assets	13,379	13	0.20%	13,760	17	0.25%
Total earning assets	399,448	$9,133	4.63%	400,208	$9,115	4.63%
Allowance for loan losses	(3,483)			(3,109)
Cash and other assets	21,604			29,519
TOTAL ASSETS	$417,569			$426,618

Liabilities and Shareholders' Equity

Interest-bearing liabilities:
Interest-bearing demand deposits	$34,470	$20	0.12%	$28,218	$20	0.14%
Savings deposits	13,703	7	0.10%	15,216	7	0.09%
MMDA's	61,937	115	0.37%	65,521	116	0.36%
Time deposits	159,168	735	0.93%	160,278	741	0.93%
Federal funds purchased and securities
sold under agreements to repurchase	24,258	40	0.33%	22,074	39	0.36%
Federal Home Loan Bank and other borrowings	31,409	282	1.81%	29,708	525	3.56%
Total interest-bearing liabilities	324,945	1,199	0.74%	321,015	1,448	0.91%
Net interest spread		$7,934	3.89%		$7,667	3.72%
Noninterest-bearing demand deposits	50,754			64,310
Accrued expenses and other liabilities	1,118			714
Shareholders' equity	40,752			40,579
TOTAL LIABILITIES AND
SHAREHOLDERS' EQUITY	$417,569			$426,618
Net yield on earning assets			4.02%			3.90%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		31			72
Total adjustment		31			72

Cornerstone Bancshares, Inc. and Subsidiary

Loan Stratification

	2015		2014
	Second	% of	Second	% of	% Dollar
(Amounts in thousands)	Quarter	Total	Quarter	Total	Change
Non-residential real estate
Owner occupied	$73,179	23.6	$70,808	24.2	3.3
Non-owner occupied	76,277	24.6	71,306	24.4	7.0
Multi-family real estate	8,338	2.7	8,375	2.9	(0.4)
1-4 family construction	10,856	3.5	10,879	3.7	(0.2)
Multi-family and commercial construction	9,350	3.0	2,255	0.8	314.6
Commercial land and lot development	18,436	5.9	14,322	4.9	28.7
Total non-residential real estate	196,436	63.4	177,945	60.9	10.4
Residential real estate
First mortgage - 1-4 family	44,982	14.5	47,027	16.1	(4.3)
Second mortgage - 1-4 family	1,361	0.4	1,731	0.6	(21.4)
Home equity lines	22,025	7.1	18,482	6.3	19.2
Total residential real estate	68,368	22.1	67,240	23.0	1.7
Total real estate loans	264,804	85.5	245,185	83.9	8.0

Commercial	39,012	12.6	37,253	12.7	4.7
Agricultural & other	3,876	1.3	7,157	2.4	(45.8)
Consumer	2,158	0.7	2,774	0.9	(22.2)
Total loans, net of unearned fees	$309,850	100.0	$292,369	100.0	6.0

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Balance Sheets

	Unaudited
	June 30,	December 31,
	2015	2014
ASSETS

Cash and due from banks	$2,355,547	$1,930,751
Interest-bearing deposits at other financial institutions	31,010,120	13,596,970
Total cash and cash equivalents	33,365,667	15,527,721

Securities available for sale	74,481,436	87,192,909
Securities held to maturity (fair value $22,291 and $25,702 at June 30, 2015 and December 31, 2014, respectively)	22,131	25,428
Federal Home Loan Bank stock, at cost	2,322,900	2,322,900
Loans, net of allowance for loan losses of $3,579,280 and $3,495,129 at June 30, 2015 and December 31, 2014, respectively	306,270,553	291,869,338
Bank premises and equipment, net	6,199,666	4,828,123
Accrued interest receivable	1,072,137	1,142,899
Foreclosed assets	7,165,227	8,000,365
Other assets	4,639,533	4,830,113
Total assets	$435,539,250	$415,739,796

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
Noninterest-bearing demand deposits	$53,469,722	$57,034,792
Interest-bearing demand deposits	38,166,656	26,464,173
Savings deposits and money market accounts	76,739,986	80,861,110
Time deposits	163,187,036	144,294,390
Total deposits	331,563,400	308,654,465

Accrued interest payable	104,070	71,925
Federal funds purchased and securities sold under agreements to repurchase	23,992,994	29,409,505
Federal Home Loan Bank advances and other borrowings	31,000,000	36,000,000
Other liabilities	8,182,161	941,796
Total liabilities	394,842,625	375,077,691

Stockholders' equity:
Preferred stock - no par value; 2,000,000 shares authorized; 600,000 shares issued and outstanding in 2015 and 2014	15,000,000	14,964,309
Common stock - $1.00 par value; 20,000,000 shares authorized; 6,709,199 shares issued in 2015 and 2014; 6,643,341 and 6,627,398 shares outstanding in 2015 and 2014, respectively	6,643,341	6,627,398
Additional paid-in capital	21,972,860	21,821,060
Accumulated deficit	(3,020,401)	(3,032,551)
Accumulated other comprehensive income	100,825	281,889
Total stockholders' equity	40,696,625	40,662,105
Total liabilities and stockholders' equity	$435,539,250	$415,739,796

The Notes to Consolidated Financial Statements are an integral part of these statements.

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Statements of Income

	Unaudited		Unaudited
	Three months ended		Six months ended
	June 30,		June 30,
	2015	2014	2015	2014
INTEREST INCOME
Loans, including fees	$4,238,829	$4,225,125	$8,437,044	$8,320,593
Securities and interest-bearing deposits at other financial institutions	335,766	346,507	682,829	776,997
Federal funds sold	7,932	10,112	13,203	17,275
Total interest income	4,582,527	4,581,744	9,133,076	9,114,865

INTEREST EXPENSE
Time deposits	386,877	365,537	735,188	741,027
Other deposits	71,903	75,965	141,655	143,039
Federal funds purchased and securities sold under agreements to repurchase	17,773	20,621	40,180	39,281
Federal Home Loan Bank advances and other borrowings	128,754	263,201	281,709	524,611
Total interest expense	605,307	725,324	1,198,732	1,447,958

Net interest income before provision for loan losses	3,977,220	3,856,420	7,934,344	7,666,907
(Credit) provision for loan losses	(88,368)	350,000	261,632	515,000
Net interest income after provision for loan losses	4,065,588	3,506,420	7,672,712	7,151,907

NONINTEREST INCOME
Customer service fees	236,750	209,538	455,333	398,449
Net gains from sale of securities	113,296	300,201	113,296	402,473
Net gains from sale of loans and other assets	28,632	6,529	89,709	25,443
Net (losses) gains from sale of foreclosed assets	(474,159)	(290,116)	(401,374)	(535,093)
Other noninterest income	19,223	18,220	39,476	30,436
Total noninterest income	(76,258)	244,372	296,440	321,708

NONINTEREST EXPENSE
Salaries and employee benefits	1,754,728	1,722,503	3,491,400	3,549,487
Net occupancy and equipment expense	314,650	324,086	601,637	632,918
Depository insurance	156,702	164,167	312,055	318,843
Foreclosed assets, net	54,563	73,006	112,178	177,399
Other operating expenses	1,192,476	801,047	2,158,341	1,462,234
Total noninterest expenses	3,473,119	3,084,809	6,675,611	6,140,881

Income before income tax expense	516,211	665,983	1,293,541	1,332,734
Income tax expense	197,900	256,500	495,700	511,100

Net income	318,311	409,483	797,841	821,634

Preferred stock dividend requirements	375,000	375,000	750,000	750,000
Accretion on preferred stock discount	17,845	17,845	35,691	35,691

Net income available to common shareholders	$(74,534)	$16,638	$12,150	$35,943

EARNINGS PER COMMON SHARE
Basic	$(0.01)	$-	$-	$0.01
Diluted	$(0.01)	$-	$-	$0.01

DIVIDENDS DECLARED PER COMMON SHARE	$-	$-	$-	$-

The Notes to Consolidated Financial Statements are an integral part of these statements.

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Statement of Changes in Stockholders' Equity - Unaudited

For the six months ended June 30, 2015

					Accumulated
			Additional		Other	Total
	Preferred	Common	Paid-in	Accumulated	Comprehensive	Stockholders'
	Stock	Stock	Capital	Deficit	Income	Equity

BALANCE, December 31, 2014	$14,964,309	$6,627,398	$21,821,060	$(3,032,551)	$281,889	$40,662,105

Stock compensation expense	-	-	132,000	-	-	132,000

Issuance of common stock, 15,943 shares	-	15,943	19,800	-	-	35,743

Preferred stock dividends paid	-	-	-	(750,000)	-	(750,000)

Accretion on preferred stock	35,691	-	-	(35,691)	-	-

Net income	-	-	-	797,841	-	797,841

Unrealized holding losses on securities available for sale, net of reclassification adjustment	-	-	-	-	(181,064)	(181,064)

BALANCE, June 30, 2015	$15,000,000	$6,643,341	$21,972,860	$(3,020,401)	$100,825	$40,696,625

The Notes to Consolidated Financial Statements are an integral part of these statements.